UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 13, 2023

Endeavor Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40373	83-3340169
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 Wilshire Boulevard, 3rd Floor Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 285-9000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	EDR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2023, Endeavor Group Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Endeavor Group Holdings, Inc. Amended and Restated 2021 Incentive Award Plan (the “Plan”), which had been previously approved by the Company, subject to stockholders’ approval.

The Plan implements, among other things, the following key changes to the existing 2021 Incentive Award Plan: (i) increases the aggregate number of shares of the Company’s Class A common stock, $0.00001 par value per share (“Class A Common Stock”), authorized for issuance under the Plan from 21,700,000 shares to 25,700,000 shares (subject to the annual increase as described therein); (ii) increases the number of shares of Class A Common Stock which may be granted as incentive stock options under the Plan to 25,700,000; and (iii) increases the maximum aggregate value of cash fees and equity awards that may be awarded to a non-employee director during any one fiscal year from $600,000 to $750,000.

The material terms of the Plan are described under “Proposal 3 — Approval of Amended and Restated 2021 Incentive Award Plan” included in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2023 (the “Proxy Statement”) and is incorporated herein. The foregoing and the summary in the Proxy Statement are not complete summaries of the terms of the Plan and are qualified in their entirety by reference to the Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, shares of Class A common stock, Class X common stock and Class Y common stock of the Company representing 4,776,252,943 votes or approximately 95.03% of voting power entitled to vote at the Annual Meeting, voting as a single class, were present in person or represented by proxy at the meeting. The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which was described in the Proxy Statement.

Item 1 — Election of two Class II directors for a term of office expiring on the date of the annual meeting of stockholders in 2026 and until his or her successor has been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Patrick Whitesell	4,732,775,542	33,644,304	9,833,097
Ursula Burns	4,731,224,675	35,195,171	9,833,097

Item 2 — Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
4,776,167,949	69,208	15,786	0

Item 3 — Approval of the Endeavor Group Holdings, Inc. Amended and Restated 2021 Incentive Award Plan.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
4,687,861,561	78,546,721	11,564	9,833,097

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Endeavor Group Holdings, Inc. Amended and Restated 2021 Incentive Award Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDEAVOR GROUP HOLDINGS, INC.

By:	/s/ Jason Lublin
Name:	Jason Lublin
Title:	Chief Financial Officer

Date: June 16, 2023